GOLDMAN SACHS TRUST

Goldman Sachs Alternative Funds

Class A, Class C, Institutional, Investor, Class P, Class R, and Class R6 of the

Goldman Sachs Absolute Return Tracker Fund

Goldman Sachs Defensive Equity Fund

(the “Funds”)

Supplement dated June 23, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated April 29, 2022

Effective at the close of business on June 23, 2022 (the “Effective Date”), Federico Gilly will no longer serve as a portfolio manager for the Funds. Oliver Bunn will continue to serve as a portfolio manager for the Goldman Sachs Absolute Return Tracker Fund and Jorge Murillo will continue to serve as a portfolio manager for the Goldman Sachs Defensive Equity Fund.

Additionally, effective at the close of business on the Effective Date, James Park will begin serving as portfolio manager for the Goldman Sachs Absolute Return Tracker Fund and Patrick Hartnett will begin serving as portfolio manager for the Goldman Sachs Defensive Equity Fund.

Accordingly, as of the close of business on the Effective Date, the Funds’ disclosures are modified as follows:

All references to Mr. Gilly in his capacity as a portfolio manager to the Funds in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Alternative Funds—Goldman Sachs Absolute Return Tracker Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: James Park, Managing Director, has managed the fund since 2022; and Oliver Bunn, Vice President, has managed the Fund since 2017.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Alternative Funds—Goldman Sachs Defensive Equity Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Patrick Hartnett, Vice President, has managed the fund since 2022; and Jorge Murillo, Vice President, has managed the Fund since 2020.

The following row replaces the row for “James Park” in the table under the “Quantitative Investment Strategies (“QIS”) Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Portfolio Responsibility	Years Primarily Responsible	Five Year Employment History
James Park Managing Director	Portfolio Manager— Absolute Return Tracker Managed Futures Strategy	Since 2022 2014	Mr. Park is a senior portfolio manager on the Alternative Investment Strategies (AIS) team within Goldman Sachs Asset Management’s Quantitative Investment Strategies (QIS) platform. He joined Goldman Sachs in 2004.

The following row is added to the table under the “Quantitative Investment Strategies (“QIS”) Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Portfolio Responsibility	Years Primarily Responsible	Five Year Employment History
Patrick Hartnett Vice President	Portfolio Manager— Defensive Equity Fund	Since 2022	Mr. Hartnett is a portfolio manager on the Alternative Investment Strategies (AIS) team within Goldman Sachs Asset Management’s Quantitative Investment Strategies (QIS) platform. He joined Goldman Sachs in 2019. Previously, he worked at Jefferies and PNC Bank.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SELSAT14TBDSTK 06-22